ANNUAL REPORT


August 31, 1995


INVESCO
INCOME
FUNDS,
INC.


Smart Choices
For Seeking
Current Income


INVESCO FUNDS

Market Overview                                                  September 1995
     The U.S. economy may be close to achieving the "soft landing" analysts have hoped for.
      Fearing the long-term, corrosive effects of inflation, the Federal Reserve Board actively sought to slow the U.S. economy in 1994. Over a period of 12 months, they doubled short-term interest rates.
      The plan may have worked. After impressive annualized growth rates of 6.3%, 3.3%, 3.8%, 3.4%, and 5.1% in consecutive quarters, GDP advanced just 2.7% during the first three months of 1995, and was estimated at 1.3% in the second quarter. Now that they've reined in the galloping expansion, the Fed will act to keep it at a sustainable trot. In July, they cut short-term interest rates by 0.25%, and further cuts may be made if additional stimulus is required.
      Given the advances in the U.S. equities markets in the first half of 1995, we're likely to see a period when the market "digests" its gains -- as technology stocks did in mid-July, for instance. However, we do not anticipate a significant setback in prices over the fourth quarter.
      In our opinion, it's possible interest rates will drop further in 1995. That will ease inflationary pressure somewhat, as well as have a positive impact on the bond market. Short-term rates could drop to 5.5% or less, compared to a 6% Fed funds rate as of late June. The benchmark 30-year Treasury bond is now yielding around 6.6%; we may expect to see that gradually decrease. Overall, bond prices have advanced strongly since the fourth quarter of 1994.

      The line graphs on the following pages illustrate the value of a $10,000 investment in each fund, plus reinvested dividends and capital gains, for the indicated periods ended 8/31/95. (Of course, past performance is not a guarantee of future results.)*
      The charts and other total return figures cited reflect each fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.

Select Income Fund
      For the fiscal year ended 8/31/95, INVESCO Select Income Fund achieved a total return of 14.01%. During this period, the fund substantially outperformed the Lehman Government/Corporate Index, which returned 11.49% in the same period. For the one-year period ended 8/31/95, Lipper Analytical Services ranked your fund #8 of 78 corporate debt-BBB funds.** (Of course, past performance is not a guarantee of future results.)*

                             Select Income fund
                      Average Annualized Total Return
                               as of 8/31/95*

                    1 year                      14.01%
                    ----------------------------------
                    5 years                     10.88%
                    ----------------------------------
                    10 years                    10.12%
                    ----------------------------------

      The main factor behind the fund's superior performance was knowledgeable credit selection. We seek securities that deliver high income, as well as have the potential to appreciate in value. Select IncomeFund also benefited from a bond market turnaround that started in November 1994, as interest rates started to level off and then decline. Another plus was our ability to successfully lengthen the duration of the portfolio to get stronger results from the market rally.
      Our  strategy   includes  seeking  out  special   situations  which  offer
opportunities for a company's debt obligations to increase in value. For example, when we bought Viacom bonds in June 1994, they were poorly understood by most bond investors and relatively inexpensive. They improved in creditworthiness and price significantly after Viacom concluded a merger, sold off assets and became a stronger company. We sold the bonds at a profit.

      Another source of value -- ironically -- is financial distress. For example, we bought bonds of USG Corp., a wallboard manufacturer, shortly after it emerged from bankruptcy. The value of our holdings increased significantly as management fulfilled its promises to retire debt and build a healthy balance sheet.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the Select Income Fund to the value of a $10,000 investment in the Lehman Government/Corporate Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/95.

Graph:     Bond Holdings Quality by Value
           as of 8/31/95

      This pie chart shows the allocation of Bond Holdings Quality by Value for each of the following ratings categories: AAA/Government - 48.7%, AA - 6.9%, BBB - 11.7%, BB - 19.0%, B - 13.7%. Composition of holdings is subject to change.

      We also like to invest in companies with good prospects that have the potential to be acquired by larger firms. At this time, we favor the debt of cable television and broadcasting companies because they are likely to benefit from an ongoing wave of industry consolidation.
      Investments in corporate bonds typically make up about 50% of Select Income Fund's holdings. The rest consists of U.S. government obligations and cash. Currently, we find government mortgage-backed securities more attractive than investment-grade corporate bonds; the latter offer minimal interest rate advantages relative to the additional credit risk required.

High Yield Fund
      Thanks in part to an attractive climate for bonds in general, INVESCO High Yield Fund achieved a total return of 11.12% for the fiscal year ended 8/31/95. That compares with a total return of 13.19% for the Merrill Lynch High Yield Master Index over the same period. (Of course, past performance is no guarantee of future results.)*
      The fund lagged the index by slightly more than 1%, because the index has a higher quality orientation than the mutual fund. During the first half of this year, BB-rated securities outperformed B-rated ones. The fund also has expenses, but the index does not. Unquestionably, however, INVESCO High Yield had an excellent year compared to fiscal 1994 -- which coincided with one of the worst bond markets in decades.

                              High Yield fund
                      Average Annualized Total Return
                              as of 8/31/95*

                    1 year                     11.12%
                    ----------------------------------
                    5 years                    11.01%
                    ----------------------------------
                    10 years                    9.65%
                    ----------------------------------

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the High Yield Fund to the value of a $10,000 investment in the Merrill Lynch High Yield Master Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 8/31/95.

      In fiscal 1995, our in-house expertise in credit-risk analysis has paid off. In addition to seeking high income, our strategy is to identify bonds that are likely to appreciate in value. We look for opportunities in industry consolidations, post-bankruptcy turnaround situations, and firms likely to see market-driven balance sheet improvements.
      For example, HealthTrust Inc.-Hospital Co. was a good, medium-sized operator of hospitals. The complicated bonds we bought were largely ignored by investors. When HealthTrust was bought out by a larger firm, the value of our investment soared. Another case in point is Card Establishment. The bonds of this First Data takeover target moved up nicely when S&P upgraded them after the acquisition.

Graph:     Bond Holdings Quality by Value
           as of 8/31/95

      This pie chart shows the allocation of Bond Holdings Quality by Value for each of the following ratings categories: A - 1.4%, BB - 19.3%, B - 73.3%, CCC - 6.0%. Composition of holdings is subject to change.

      We currently favor cable television and television broadcasting, and have chosen companies that are likely to benefit from the ongoing trend of industry consolidation. Special situations, like those described above, are another theme we will continue to explore in the coming months.

U.S. Government Securities Fund
      For the fiscal year ended 8/31/95, INVESCO U.S. Government Securities Fund achieved a total return of 12.37%. This compares to a total return of 17.06% for the Lehman Government Bond-Long Index. Relative to its competitors, the fund has been a superior performer. Lipper Analytical Services ranked it #12 of 162 U.S. government bond funds for the year ended 8/31/95.** (Of course, past performance is not a guarantee of future results.)*

                       U.S. Government Securities Fund
                       Average Annualized Total Return
                               as of 8/31/95*

                    1 year                      12.37%
                    ----------------------------------
                    5 years                      9.10%
                    ----------------------------------
                    Since inception (1/86)       7.38%
                    ----------------------------------

      The fund's performance slightly trailed that of the index, because the Lehman index tracks only the performance of Treasury bonds. In contrast, the fund includes mortgage-backed securities and government agency issues. These obligations have longer durations and different performance characteristics than Treasury bonds. In general, due to its shorter duration, the fund will tend to underperform the index in a rising interest rate environment and it will tend to outperform the index in a declining interest-rate environment.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the U.S. Government Securities Fund to the value of a $10,000 investment in the Lehman Long Government Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/86) through 8/31/95.

      Most of the fund's gains followed the bond market rally in November 1994. Prices took off as interest rates began to stabilize and then decline. Going forward, we have adopted a strategy of blending mortgage-backed securities -- primarily Ginnie Maes -- into the mix, along with U.S. Treasury notes and bonds, as a means of obtaining higher yield with a lower risk.

      Over the near-term, we expect to maintain duration within a six- to nine-year range, or shorter than the Treasury market in general, to reduce the portfolio's vulnerability to potential increases in interest rates.

Short-Term Bond Fund
      INVESCO Short-Term Bond Fund had a total return of 7.16% for the fiscal year ended 8/31/95. During the same period, the Lehman Brothers Intermediate Govern-ment/Corporate Index was up 9.45%. (Of course, past performance is not a guarantee of future results.)*

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in the Short Term Bond Fund to the value of a $10,000 investment in the Lehman Intermediate Governmemt/Corporate Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/93) through 8/31/95.

      While the fund's performance was up significantly for the fiscal year ended 8/31/95, it trailed the benchmark. This is largely a function of the difference in the durations of the fund and of the index.

                            Short-Term Bond Fund
                       Average Annualized Total Return
                               as of 8/31/95*

                    1 year                       7.16%
                    ----------------------------------
                    Since inception (1/86)       3.28%
                    ----------------------------------


      Short-Term Bond Fund is not a typical bond fund, nor does it behave like a money market fund. Short-Term Bond Fund was created to provide a competitive yield advantage compared to money-market funds, with less volatility than longer-term funds (which normally pay higher yields in return for the additional risk).
      During the first few months of the fiscal year, the fund was negatively affected by a rising interest rate environment. But fund performance rallied with the bond market beginning last November, as interest rates began to stabilize and then decline.
      As of 8/31/95, the fund consisted of 21.9% cash and repurchase agreements; 27.4% government agency obligations and 50.7% corporate bonds. The average duration, including cash and equivalents, was under two years.
      Going forward,  we will move towards a slightly longer duration of between
1.75 and 2.25 years. We expect to increase our focus on government agency obligations, while reducing the weighting of corporate bonds. Corporates are currently offering a minimal yield advantage, given their additional credit risk; we believe the fund is better positioned in higher quality issues.

Fund Management
      INVESCO's Income funds are managed by two industry veterans. Richard Hinderlie began his investment career in 1973 and has extensive experience in all facets of fixed-income analysis. He earned an MBA from Arizona State University and a BA in economics from Pacific Lutheran University. He previously was associated with Bank Western. Dick joined INVESCO in 1993 and oversees both Short-Term Bond Fund and U.S. Government Securities Fund.
      Donovan "Jerry" Paul is portfolio manager of INVESCO High Yield Fund and Select Income Fund. He earned his MBA from the University of Northern Iowa, as well as a BBA from the University of Iowa. A Chartered Financial Analyst, Jerry has more than 19 years of experience in the securities industry; he was the director of fixed-income research for Stein, Roe & Farnham. He joined INVESCO in 1994 as head of our fixed-income investment management division.

      *Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The Lehman Government/Corporate Index is an unmanaged index illustrating the broad fixed-income market; the Lehman Government/Corporate Intermediate Bond Index reflects performance of bonds with maturities of 3-10 years. The Lehman Long Government Bond Index reflects the long-term Treasury market. The Merrill Lynch High Yield Master Index reflects performance of lower quality corporate debt.
      **Lipper Analytical Services is an independent analyst ranking funds according to their total return performance, disregarding sales charges. For the 5- and 10-year periods ended 8/31/95, Select Income was ranked #8 and #6 of 27 and 15 corporate debt-BBB funds, respectively. For the 5-year period ended 8/31/95, U.S. Government Securities Fund was ranked #21 of 78 general U.S. government funds.

INVESCO Income Funds, Inc.
Statement of Investment Securities
August 31, 1995

                                                Shares or
                                                Principal
Description                                        Amount           Cost           Value
-----------------------------------------------------------------------------------------
HIGH YIELD Fund
FIXED INCOME SECURITIES   90.42%
Corporate Bonds   88.23%
ADVERTISING    1.36%
Outdoor Systems, Sr Notes, 10.750%,
     8/15/2003                                 $3,900,000     $3,759,936      $3,773,250
                                                            ------------    ------------
AUTOMOBILE RELATED   2.02%
Harvard Industries, Sr Notes^, 11.125%,
     8/1/2005                                  $3,000,000      3,000,000       3,030,000
Venture Holdings Trust, Sr Sub Notes,
   9.750%, 4/1/2004                            $2,950,000      2,554,314       2,566,500
                                                            ------------    ------------
                                                               5,554,314       5,596,500
                                                            ------------    ------------
BROADCASTING   5.72%
Allbritton Communications, Sr Sub Deb,
   11.500%, 8/15/2004                          $6,185,000      6,508,706       6,525,175
Benedek Broadcasting, Sr Notes^, 11.875%,
   3/1/2005                                    $4,000,000      4,005,000       4,180,000
Granite Broadcasting
  Sr Sub Deb, 12.750%, 9/1/2002                $1,000,000      1,093,750       1,105,000
  Sr Sub Notes, Series A^, 10.375%, 5/15/2005  $4,000,000      4,000,000       4,065,000
                                                            ------------    ------------
                                                              15,607,456      15,875,175
                                                            ------------    ------------
BUILDING & CONSTRUCTION PRODUCTS   2.20%
USG Corp, Deb, 8.750%, 3/1/2017                $6,160,000      5,805,806       6,098,400
                                                            ------------    ------------
BUSINESS SERVICES   0.87%
Employee Benefit Plans, Conv Sub Deb, 6.750%,
   7/31/2006                                   $2,495,000      2,417,702       2,423,269
                                                            ------------    ------------
CABLE TELEVISION   19.23%
Cablevision Industries, Sr Deb, Series B,
   9.250%, 4/1/2008                            $3,500,000      3,185,173       3,648,750
Century Communications, Sr Notes, 9.500%,
   3/1/2005                                    $4,975,000      4,866,048       4,975,000
Diamond Cable Communications PLC, Sr Step-Up
   Notes Zero Coupon^^, 9/30/2004             $10,960,000      6,736,973       7,028,100





Falcon Holding Group Ltd**, Sr Sub Notes,
   Series B, 11.000%, 9/15/2003                $4,378,250      3,962,462       4,006,099
International CableTel, Sr Step-Up Notes,
   Series A Zero Coupon^^, 4/15/2005           $4,650,000      2,711,978       2,697,000
Jones Intercable, Sr Sub Deb, 10.500%,
   3/1/2008                                    $5,500,000      5,588,125       5,885,000
Marcus Cable LP/Marcus Cable Capital II, Sr
   Sub Gtd Discount Step-Up Notes^,
   Zero Coupon^^, 12/15/2005                   $7,000,000      3,721,366       3,902,500
Marcus Cable Operating LP/Marcus Cable Capital
   II, Sr Sub Gtd Discount Step-Up Notes, Zero
   Coupon^^, 8/1/2004                          $7,450,000      4,493,358       4,861,125
Rogers Cablesystems Ltd, Sr Secured 2nd Priority
   Notes Series B, 10.000%, 3/15/2005          $4,000,000      3,980,000       4,100,000
Summit Communications Group, Sr Sub Deb,
   10.500%, 4/15/2005                          $4,000,000      4,177,500       4,400,000
Videotron Holdings PLC, Sr Discount Step-Up
   Notes, Zero Coupon^^
   7/1/2004                                    $5,260,000      3,324,017       3,392,700
   8/15/2005                                   $8,000,000      4,707,239       4,470,000
                                                            ------------    ------------
                                                              51,454,239      53,366,274
                                                            ------------    ------------
CHEMICALS   5.78%
Borden Chemicals & Plastics Operating LP/BCP
   Finance, Notes
   9.500%, 5/1/2005                            $2,000,000      2,000,000       2,020,000
Harris Chemical North America, Gtd Sr Secured
   Step-Up Notes
   Zero Coupon^^, 7/15/2001                    $5,970,000      5,582,245       5,313,300
NL Industries, Sr Secured Step-Up Discount Notes
   Zero Coupon^^, 10/15/2005                   $6,950,000      5,204,416       5,038,750
Rexene Corp, Sr Notes, 11.750%, 12/1/2004      $3,415,000      3,583,100       3,671,125
                                                            ------------    ------------
                                                              16,369,761      16,043,175
                                                            ------------    ------------
CONTAINERS    0.30%
Anchor Glass Container, Sr Sub Deb, 9.875%,
12/15/2008                                     $1,000,000       $920,000         835,000
                                                            ------------    ------------
COSMETICS & TOILETRIES   0.72%
JB Williams Holdings, Sr Notes, 12.000%,
     3/1/2004                                  $2,000,000      1,924,453       2,000,000
                                                            ------------    ------------
ELECTRONICS    0.77%
Zenith Electric, Conv Sub Notes, 6.250%,
     4/1/2011                                  $2,930,000      2,135,187       2,138,900
                                                            ------------    ------------





FINANCE RELATED   0.42%
Comdata Network, Sr Sub Deb, 13.250%,
     12/15/2002                                 $1,000,000     1,185,000       1,177,500
                                                            ------------    ------------
HEALTH CARE RELATED   2.67%
Tenet Healthcare, Sr Sub Notes, 10.125%,
     3/1/2005                                   $5,200,000     5,278,094       5,460,000
Universal Health Services, Sr Notes,
     8.750%, 8/15/2005                          $2,000,000     1,940,230       1,947,500
                                                            ------------    ------------
                                                               7,218,324       7,407,500
                                                            ------------    ------------
MANUFACTURING    5.01%
American Standard, Sr Deb, 11.375%, 5/15/2004  $2,975,000      3,153,500       3,250,187
Calmar Inc, Sr Sub Notes^, 11.500%, 8/15/2005  $2,000,000      2,000,000       2,010,000
JB Poindexter, Sr Notes, 12.500%, 5/15/2004    $4,000,000      4,005,000       3,760,000
Plastic Specialties & Technologies,
   Sr Secured Notes, 11.250%, 12/1/2003        $2,500,000      2,262,683       2,256,250
Rohr Inc, Sr Notes, 11.625%, 5/15/2003         $2,500,000      2,683,125       2,625,000
                                                            ------------    ------------
                                                              14,104,308      13,901,437
                                                            ------------    ------------
OFFICE EQUIPMENT   1.40%
Dictaphone Corp, Sr Sub Notes, 11.750%,
     8/1/2005                                  $3,900,000      3,900,000       3,900,000
                                                            ------------    ------------
OIL & GAS RELATED   3.31%
Gulf Canada Resources Ltd, Sr Sub Deb
  9.625%, 7/1/2005                             $2,300,000      2,281,968       2,337,005
  9.250%, 1/15/2004                            $4,550,000      4,552,000       4,604,186
NorAm Energy, Deb, 10.000%, 11/15/2019         $2,000,000      2,069,140       2,238,258
                                                            ------------    ------------
                                                               8,903,108       9,179,449
                                                            ------------    ------------
PAPER & PAPER PRODUCTS   8.87%
Crown Paper, Sr Sub Notes, 11.000%, 9/1/2005   $3,900,000      3,900,000       3,856,125
Fort Howard, Sr Sub Notes, 9.000%, 2/1/2006    $1,950,000      1,845,626       1,794,000
Gaylord Container, Sr Sub Discount Step-Up
  Deb Zero Coupon^^, 5/15/2005                 $5,950,000      5,752,478       5,897,937
Repap New Brunswick, 2nd Priority Sr Secured
  Notes 10.625%, 4/15/2005                     $6,450,000      6,509,250       6,514,500
Repap Wisconsin, 2nd Priority Sr Secured
  Notes, 9.875%, 5/1/2006                      $2,250,000      2,009,372       2,160,000
Riverwood International, Sr Sub Notes,
   10.375%, 6/30/2004                          $3,000,000      3,296,250       3,285,000
SD Warren, Sr Sub Notes, Series B,
   12.000%, 12/15/2004                           $980,000        980,000       1,082,900
                                                            ------------    ------------
                                                              24,292,976      24,590,462
                                                            ------------    ------------





RECREATION  PRODUCTS & SERVICES 5.71%
Bally's Grand, 1st Mortgage Notes,  Series
     B, 10.375%, 12/15/2003                     $4,000,000     3,749,602       3,920,000
Bally's Park Place Funding, Gtd 1st Mortgage
     Notes 9.250%,  3/15/2004                   $2,900,000     2,651,321       2,726,000
Boomtown Inc, 1st Mortgage
     Notes,  11.500%,  11/1/2003                $1,000,000     1,010,000         920,000
Casino  America,  1st
     Mortgage  Notes,  11.500%,  11/15/2001     $1,000,000     1,050,000       1,047,500
Genmar Holdings,  Sr Sub Notes, Series A,
     13.500%, 7/15/2001                         $1,000,000     1,045,000       1,000,000
Trump Hotels & Casino Resorts Holdings
     LP/Trump Hotels & Casino Resorts Funding,
     Sr Secured Notes, 15.500%, 6/15/2005       $4,200,000     4,245,000       4,242,000
Trump Taj Mahal Funding**, Deb, 11.350%,
     11/15/1999                                 $2,450,000     2,017,584       1,976,122
                                                            ------------    ------------
                                                              15,768,507      15,831,622
                                                            ------------    ------------
RENTAL EQUIPMENT   1.42%
Primeco Inc, Sr Sub Notes, 12.750%, 3/1/2005   $3,900,000      3,975,250       3,948,750
                                                            ------------    ------------
RETAIL    5.52%
Petro PSC Properties LP/Petro Financial,
   Sr Notes, 12.500%, 6/1/2002                 $4,000,000     $4,040,000       4,020,000
Petroleum Heat & Power, Sub Deb, 9.375%,
   2/1/2006                                    $3,400,000      3,163,899       3,162,000
Smitty's Super Valu, Sr Sub Notes, Series B,
   12.750%, 6/15/2004                          $2,500,000      2,500,000       2,450,000
Southland Corp, 2nd Priority Sr Sub Deb,
   Series A, 4.500%, 6/15/2004                 $8,245,000      5,538,695       5,689,050
                                                            ------------    ------------
                                                              15,242,594      15,321,050
                                                            ------------    ------------
STEEL   1.25%
WCI Steel, Sr Notes, Series B, 10.500%,
     3/1/2002                                  $3,500,000      3,541,250       3,465,000
                                                            ------------    ------------
TELECOMMUNICATIONS   8.57%
Allnet Communication Services, Sr Sub Notes,
     9.000%, 5/15/2003                         $3,500,000      3,756,250       3,780,000
Centennial Cellular, Sr Notes, 8.875%,
     11/1/2001                                 $5,500,000      4,997,020       5,176,875
Comcast Cellular, Sr Participating Redeemable
     Notes, Series B Zero Coupon, 3/5/2000     $5,400,000      4,021,097       3,996,000
Paging Network, Sr Sub Notes, 10.125%,
     8/1/2007                                  $5,350,000      5,350,000       5,416,875
Peoples Telephone, Sr Notes^, 12.250%,
     7/15/2002                                 $2,000,000      2,000,000       2,030,000
USA Mobile Communications, Sr Notes,
     9.500%, 2/1/2004                          $3,700,000      3,746,250       3,367,000
                                                            ------------    ------------
                                                              23,870,617      23,766,750
                                                            ------------    ------------





TEXTILES & APPAREL MANUFACTURERS   2.35%
Guess Inc, Sr Sub Notes, Series B, 9.500%,
     8/15/2003                                 $4,000,000      3,826,146       3,980,000
PT Polysindo Eka Perkasa, Sr Notes, 13.000%,
     6/15/2001                                 $2,475,000      2,312,650       2,543,062
                                                            ------------    ------------
                                                               6,138,796       6,523,062
                                                            ------------    ------------
TRANSPORTATION   2.76%
Burlington Motor Holdings, Sr Sub Notes,
     11.500%, 11/1/2003                        $4,300,000       4,238,88      53,483,000
Moran Transportation, 1st Preferred
     Ship Mortgage Notes, 11.750%, 7/15/2004   $4,500,000      4,500,000       4,185,000
                                                            ------------    ------------
                                                               8,738,885       7,668,000
                                                            ------------    ------------
  TOTAL CORPORATE BONDS                                      242,828,469     244,830,525
                                                            ------------    ------------
Asset-Backed  Securities  2.19%
RECREATION  PRODUCTS & SERVICES  2.19%
Griffin Gaming & Entertainment,
   Secured Non-Recourse Pass-Through
   Notes**, Zero Coupon, 6/30/2000             $6,930,000      6,432,627       6,067,999
                                                            ------------    ------------
TOTAL FIXED INCOME SECURITIES                                249,261,096     250,898,524
                                                            ------------    ------------
COMMON STOCKS    0.00%
RETAIL    0.00%
Smitty's Super Valu Class B*@                       2,500              0               0
                                                            ------------    ------------
PREFERRED STOCKS   0.86%
COMPUTER RELATED   0.29%
Unisys Corp, $3.75, Series A, Conv Pfd             20,000        698,800         792,500
                                                            ------------    ------------
ELECTRICAL EQUIPMENT   0.57%
BCP/Essex Holdings^, 15%, Series A, Cum Redeemable
   Exchangable Pfd                                 60,175      1,524,820       1,594,638
                                                            ------------    ------------
TOTAL PREFERRED STOCKS                                         2,223,620       2,387,138
                                                            ------------    ------------
OTHER SECURITIES   4.38%
CABLE TELEVISION   1.75%
Australis  Media Ltd,  Units (Each unit
   consists of one million Sr Sub Discount
   Step-Up Notes, Zero Coupon^^, 5/15/2003
   and one wrnt to buy 57.7721
   shrs of cmn stock)                           3,900,000      2,075,518       2,242,500





Peoples Choice TV, Units (Each unit consists
   of one million Sr Discount  Step-Up
   Notes, Zero Coupon^^, 6/1/2004 and one
   wrnt to buy 1.427 shrs of cmn stock)         5,450,000      2,861,375       2,616,000
                                                            ------------    ------------
                                                               4,936,893       4,858,500
                                                            ------------    ------------
OIL & GAS RELATED   0.33%
WRT Energy, Units (Each unit consists of one
  million Sr Notes 13.875%, 3/1/2002 and 8 wrnts
  to buy 8 shrs of cmn stock)                   1,000,000      1,010,671         900,000
                                                            ------------    ------------
RECREATION PRODUCTS & SERVICES   0.93%
Casino America,  Units (Each unit  consists
  of one million 1st  Mortgage  Notes,
  11.500%, 11/15/2001 and 3.263 wrnts to buy
  1.5 shrs of cmn stock)                        2,475,000     $2,444,063       2,586,375
                                                            ------------    ------------
STEEL   0.51%
Gulf States Steel  Acquisition,  Units^
   (Each unit  consists of one million 1st
   Mortgage Notes, 13.500%, 4/15/2003, and
   one wrnt to buy one   shr of cmn stock)      1,475,000      1,475,000       1,416,000
                                                            ------------    ------------
TELECOMMUNICATIONS   0.86%
IntelCom Group USA, Units^ (Each unit consists
   of 10 Sr Discount  Step-Up Notes,
   Zero Coupon^^, 9/15/2005,
   and 33 wrnts to buy   33 shrs of cmn stock)  4,400,000      2,279,026       2,398,000
                                                            ------------    ------------
TOTAL OTHER SECURITIES                                        12,145,653      12,158,875
                                                            ------------    ------------
SHORT-TERM INVESTMENTS --
   COMMERCIAL PAPER   4.34%
FINANCE RELATED   4.34%
Associates Corp of North America,
   5.840%, 9/1/1995                           $12,035,000     12,035,000      12,035,000
                                                            ------------    ------------
TOTAL INVESTMENT SECURITIES AT VALUE   100.00% @
   (Cost for Income Tax Purposes $275,716,469)              $275,665,369    $277,479,537
                                                            ============    ============

SELECT  INCOME Fund
FIXED INCOME  SECURITIES  96.71%
US  Government  Obligations 17.34%
US Treasury Bonds
  7.625%, 2/15/2025                            $5,000,000     $5,376,562      $5,576,555
US Treasury Notes
  7.750%, 1/31/2000                            $5,000,000      5,066,406       5,318,750
  6.500%, 5/15/2005                           $12,000,000     12,229,453      12,153,732
  6.500%, 8/15/2005                            $9,000,000      8,943,750       9,137,799





US Treasury Security Stripped Interest Payment
  Generic Tint Payment, Zero Coupon
  5/15/2012                                    $5,000,000      1,669,522       1,604,945
  8/15/2012                                    $5,000,000      1,687,498       1,575,295
  11/15/2012                                   $5,000,000      1,582,417       1,546,095
                                                            ------------    ------------
TOTAL US GOVERNMENT OBLIGATIONS                               36,555,608      36,913,171
                                                            ------------    ------------
US Government Agency Obligations   29.81%
Federal Home Loan Mortgage, Gold,
  7.000%, 5/1/2024                             $4,496,852      4,217,204       4,427,281
Federal Home Loan Mortgage, Gold Pool
  8.000%, 12/1/2024                            $2,939,204      2,825,310       2,999,367
  7.500%, 10/1/2024                            $3,020,881      2,880,221       3,034,260
  7.000%, 4/1/2008                             $5,654,598      5,504,397       5,672,234
  7.000%, 4/1/2024                             $4,964,869      4,675,510       4,888,057
  7.000%, 5/1/2024                             $4,978,998      4,683,370       4,901,968
  7.000%, 6/1/2024                             $4,744,729      4,457,821       4,671,323
  6.500%, 6/1/2010                             $2,952,395      2,930,252       2,917,731
Federal National Mortgage Association, Pool,
   7.500%, 12/1/2024                           $3,014,638      2,824,810       3,025,398
Government National Mortgage Association I
   Modified Pass-Through Certificates
  8.000%, 7/15/2024                            $7,435,701      7,310,223       7,619,206
  7.500%, 5/15/2022                            $4,817,907      4,555,180       4,850,519
  7.500%, 10/15/2023                           $1,854,486      1,713,661       1,866,538
  7.500%, 11/15/2023                           $9,577,852     $9,063,196       9,640,098
  7.500%, 5/15/2024                            $2,902,057      2,694,832       2,918,770
                                                            ------------    ------------
  TOTAL US GOVERNMENT AGENCY OBLIGATIONS                      60,335,987      63,432,750
                                                            ------------    ------------
Foreign Government Obligations   1.65%
Newfoundland Province, Deb, 9.000%, 6/1/2019   $3,000,000      3,279,000       3,506,607
                                                            ------------    ------------
Corporate Bonds   47.91%
AUTOMOBILE RELATED   2.07%
Auburn Hills Trust, Deb, Gtd Exchangable
   Certificates 12.000%, 5/1/2020              $3,000,000      4,148,700       4,405,164
                                                            ------------    ------------
BANKING   1.88%
National City Bank, Medium-Term Sub Bank
   Notes, 7.250%, 7/15/2010                    $2,000,000      1,969,640       1,997,936
Sovereign Bancorp, Medium-Term Sub Notes,
   8.000%, 3/15/2003                           $2,000,000      1,955,138       2,014,018
                                                            ------------    ------------
                                                               3,924,778       4,011,954
                                                            ------------    ------------





BROADCASTING   5.59%
Allbritton Communications, Sr Sub Deb,
    11.500%, 8/15/2004                         $3,225,000      3,348,937       3,402,375
Benedek Broadcasting, Sr Notes^, 11.875%,
   3/1/2005                                    $3,100,000      3,175,875       3,239,500
Granite Broadcasting, Sr Sub Notes, Series A^,
   10.375%, 5/15/2005                          $1,500,000      1,500,000       1,524,375
Paramount Communications, Sub Deb
  Series A, 7.000%, 7/1/2003                   $2,000,000      1,889,280       1,867,500
  Series B, 7.000%, 7/1/2003                   $2,000,000      1,876,978       1,867,484
                                                            ------------    ------------
                                                              11,791,070      11,901,234
                                                            ------------    ------------
BUILDING & CONSTRUCTION PRODUCTS   2.26%
USG Corp, Deb, 8.750%, 3/1/2017                $4,850,000      4,469,527       4,801,500
                                                            ------------    ------------
BUSINESS SERVICES   1.01%
Employee Benefit Plans, Conv Sub Deb, 6.750%,
   7/31/2006                                   $2,215,000      2,142,972       2,151,319
                                                            ------------    ------------
CABLE TELEVISION   7.14%
Cablevision Industries, Sr Deb, Series B,
   9.250%, 4/1/2008                            $1,750,000      1,668,851       1,824,375
Century Communications, Sr Notes, 9.500%,
   3/1/2005                                    $2,000,000      1,956,200       2,000,000
Diamond Cable Communications PLC, Sr
  Step-Up Notes Zero Coupon^^, 9/30/2004       $4,000,000      2,589,602       2,565,000
Marcus Cable Operating LP/Marcus Cable
   Capital II, Sr Sub Gtd Discount Step-Up
   Notes, Zero Coupon ^^, 8/1/2004             $5,000,000      3,192,999       3,262,500
Summit Communications Group, Sr Sub Deb,
   10.500%, 4/15/2005                          $3,000,000      3,195,000       3,300,000
Videotron Holdings PLC, Sr Discount Step-Up
   Notes Zero Coupon^^, 8/15/2005              $4,000,000      2,299,690       2,235,000
                                                            ------------    ------------
                                                              14,902,342      15,186,875
                                                            ------------    ------------
DIVERSIFIED COMPANIES    0.47%
Time Warner Entertainment LP, Sr Deb, 8.375%,
   3/15/2023                                   $1,000,000        993,000       1,011,358
                                                            ------------    ------------
FINANCE RELATED   1.49%
Westinghouse Credit, Notes, 8.875%, 6/14/2014  $3,000,000      3,115,910       3,161,853
                                                            ------------    ------------
FOOD PRODUCTS & BEVERAGES 1.25%
Dr Pepper/Seven-Up Cos, Sr Sub Step-Up Notes
   Zero Coupon^^, 11/1/2002                    $2,950,000      2,561,224       2,655,000
                                                            ------------    ------------





HEALTH CARE RELATED   1.23%
Tenet Healthcare, Sr Notes, 9.625%, 9/1/2002   $2,500,000      2,500,000       2,625,000
                                                            ------------    ------------
OIL & GAS RELATED   1.74%
Gulf Canada Resources Ltd, Sr Sub Deb,
   9.625%, 7/1/2005                            $1,050,000      1,041,768       1,066,894
Louis Dreyfus Natural Gas, Sr Sub Notes,
   9.250%, 6/15/2004                           $1,000,000        957,364       1,026,250
Oryx Energy, Deb, 10.375%, 9/15/2018           $1,500,000      1,537,500       1,599,738
                                                            ------------    ------------
                                                               3,536,632       3,692,882
                                                            ------------    ------------
PAPER & PAPER PRODUCTS   3.44%
James River VA, Notes, 7.750%, 11/15/2023      $2,000,000      1,924,940       1,984,008
Malette Inc, Sr Secured Notes, 12.250%,
   7/15/2004                                   $1,200,000      1,341,000       1,338,000
QUNO Corp, Sr Notes, 9.125%, 5/15/2005         $2,000,000     $2,020,000       1,970,000
Repap New Brunswick, 2nd Priority Notes Sr
   Secured, 10.625%, 4/15/2005                 $2,000,000      2,000,000       2,020,000
                                                            ------------    ------------
                                                               7,285,940       7,312,008
                                                            ------------    ------------
PUBLISHING    2.92%
News America Holdings, Deb, 8.500%,
   2/23/2025                                   $2,000,000      1,998,750       2,180,274
Valassis Communications, Sr Notes,
   9.550%, 12/1/2003                           $2,790,000      2,816,796       2,998,921
Valassis Inserts, Sr Sub Notes, 9.375%,
   3/15/1999                                   $1,000,000      1,012,050       1,037,359
                                                            ------------    ------------
                                                               5,827,596       6,216,554
                                                            ------------    ------------
RECREATION PRODUCTS & SERVICES   3.05%
GNS Finance, Sr Sub Notes, Series B,
   9.250%, 3/15/2003                           $3,000,000      3,168,750       3,202,500
Outboard Marine, Deb, 9.125%, 4/15/2017        $3,500,000      3,283,606       3,290,000
                                                            ------------    ------------
                                                               6,452,356       6,492,500
                                                            ------------    ------------
RETAIL    1.37%
Kroger Co, Lease Certificates, 6.000%,
   4/1/2003                                    $3,650,000     2,865,123       2,920,000
                                                            ------------    ------------
SAVINGS & LOAN   0.94%
Western Financial Savings Bank, Sub Capital
   Deb, 8.500%, 7/1/2003                       $2,000,000      1,939,701       1,995,000
                                                            ------------    ------------
TELECOMMUNICATIONS   4.31%
Allnet Communication Services, Sr Sub Notes,
   9.000%, 5/15/2003                           $4,700,000      4,991,300       5,076,000
Centennial Cellular, Sr Notes, 8.875%,
   11/1/2001                                   $2,000,000      1,831,727       1,882,500





Comcast Cellular, Sr Participating Redeemable
   Notes, Series B Zero Coupon, 3/5/2000       $3,000,000      2,211,982       2,220,000
                                                            ------------    ------------
                                                               9,035,009       9,178,500
                                                            ------------    ------------
TOBACCO   1.44%
RJR Nabisco
  Gtd Sr Notes, 8.750%, 4/15/2004              $2,000,000      2,053,140       2,044,068
  Notes, 8.750%, 8/15/2005                     $1,000,000      1,043,200       1,021,393
                                                            ------------    ------------
                                                               3,096,340       3,065,461
                                                            ------------    ------------
TRANSPORTATION   4.31%
Delta Air Lines, Equipment Trust Certificates
  Series 1992C, 9.300%, 1/2/2010               $2,800,000      2,719,752       3,056,136
  Series 1992D, 9.300%, 1/2/2010               $1,850,000      1,978,298       2,019,232
  Series 1992F, 9.300%, 1/2/2011               $1,000,000      1,003,790       1,093,275
Overseas Shipholding Group
  Deb, 8.750%, 12/1/2013                       $2,000,000      2,024,260       1,998,438
  Notes, 8.000%, 12/1/2003                     $1,000,000      1,001,590       1,001,178
                                                            ------------    ------------
                                                8,727,690      9,168,259
                                                            ------------    ------------
  TOTAL CORPORATE BONDS                                       99,315,910     101,952,421
                                                            ------------    ------------
TOTAL FIXED INCOME SECURITIES                                199,486,505     205,804,949
                                                            ------------    ------------
SHORT-TERM INVESTMENTS -- COMMERCIAL PAPER   3.29%
FINANCE RELATED   3.29%
Associates Corp of North America, 5.840%,
   9/1/1995                                    $7,000,000      7,000,000       7,000,000
                                                            ------------    ------------
TOTAL INVESTMENT SECURITIES   100.00%@                     $206,486,505#    $212,804,949
                                                            ============    ============

SHORT-TERM BOND Fund
FIXED INCOME SECURITIES    60.37%
US Government Agency Obligations   27.64%
Federal Home Loan Mortgage, Gold Pool
  7.000%, 6/1/2009                             $1,457,096     $1,445,712      $1,460,780
  7.000%, 5/1/2010                               $495,758        494,518         496,684
  6.500%, 8/1/2010                               $510,000       499,959          502,666
                                                            ------------    ------------
  TOTAL US GOVERNMENT AGENCY OBLIGATIONS                       2,440,189       2,460,130
                                                            ------------    ------------





Corporate Bonds    32.73%
BUSINESS SERVICES    2.17%
Tenneco Credit, Sr Notes, 9.250%, 11/1/1996      $187,000       $206,111         192,854
                                                            ------------    ------------
FINANCE RELATED    14.39%
AVCO Financial Services, Notes, 7.500%,
   11/15/1996                                    $350,000        374,865         355,321
Chrysler Financial, Notes, 6.500%, 6/15/1998     $470,000        478,220         470,251
General Motors Acceptance, Notes, 7.750%,
   4/15/1997                                     $450,000        462,537         455,611
                                                            ------------    ------------
                                                               1,315,622       1,281,183
                                                            ------------    ------------
FOOD PRODUCTS & BEVERAGES 3.03%
Dr Pepper/Seven-Up Cos, Sr Sub Step-Up Notes
   Zero Coupon^^, 11/1/2002                      $300,000        271,654         270,000
                                                            ------------    ------------
INVESTMENT BROKERS    4.42%
Merrill Lynch & Co, Notes, 5.000%, 12/15/1996    $400,000        393,605         393,294
                                                            ------------    ------------
LEASING COMPANIES    4.45%
United States Leasing International,
   Medium-Term Notes, 6.087%, 11/16/1998         $400,000        399,940         396,219
                                                            ------------    ------------
UTILITIES    4.27%
Detroit Edison, 1st Mortgage, 6.000%, 12/1/1996  $296,000        296,049         294,473
Public Service Electric & Gas, 1st Ref Mortgage,
   Series GG, 7.125%, 11/1/1997                   $85,000         90,877           86,062
                                                            ------------    ------------
                                                                 386,926         380,535
                                                            ------------    ------------
  TOTAL CORPORATE BONDS                                        2,973,858       2,914,085
                                                            ------------    ------------
TOTAL FIXED INCOME SECURITIES                                  5,414,047       5,374,215
                                                            ------------    ------------
SHORT-TERM INVESTMENTS    39.63%
Corporate Bonds    18.45%
BANKING    4.99%
NationsBank Corp, Sr Notes, 4.750%, 8/15/1996    $450,000        445,147         444,284
                                                            ------------    ------------
BUSINESS SERVICES    3.20%
Associates Corp of North America, Notes,
   4.750%, 8/1/1996                              $200,000        197,626         197,731
CIT Group Holdings, Notes, 8.875%, 6/15/1996      $85,000         93,592          86,790
                                                            ------------    ------------
                                                                 291,218         284,521
                                                            ------------    ------------





OIL & GAS RELATED    0.80%
Tennessee Gas Pipeline, Notes, 9.250%,
   5/15/1996                                      $70,000         76,292          71,457
                                                            ------------    ------------
POLLUTION CONTROL EQUIPMENT & SERVICES  2.50%
WMX Technologies, Notes, 4.875%, 6/15/1996       $225,000        225,713         223,058
                                                            ------------    ------------
UTILITIES    6.96%
Georgia Power, 1st Mortgage, 5.125%, 9/1/1995    $220,000        222,266         220,000
Jersey Central Power & Light, 1st Mortgage,
   6.125%, 8/1/1996                              $250,000        251,913         249,556
Pacific Power & Light, 1st Mortgage,
   5.000%, 10/1/1995                             $150,000        150,375         149,931
                                                            ------------    ------------
                                                                 624,554         619,487
                                                            ------------    ------------
  TOTAL CORPORATE BONDS                                        1,662,924       1,642,807
                                                            ------------    ------------
Repurchase Agreements    21.18%
Repurchase Agreement with State Street Bank &
   Trust Co dated 8/31/1995 due 9/1/1995 at
   5.750%, repurchased at $1,885,301
   (Collateralized by US Treasury Bonds due
   5/15/2016 at 7.250%, value $1,928,091)      $1,885,000      1,885,000       1,885,000
                                                            ------------    ------------
TOTAL SHORT-TERM INVESTMENTS                                   3,547,924       3,527,807
                                                            ------------    ------------
TOTAL INVESTMENT SECURITIES    100.00% @                     $8,961,971#      $8,902,022
                                                            ============    ============
U.S. GOVERNMENT SECURITIES Fund
FIXED INCOME SECURITIES   89.41%
US Government Obligations   46.89%
US Treasury Bonds
  8.500%, 2/15/2020                            $3,000,000     $3,074,531       3,603,750
  8.125%, 8/15/2019                            $3,500,000      3,475,728       4,044,688
  8.125%, 8/15/2021                            $3,000,000      3,094,687       3,485,625
  7.625%, 2/15/2025                            $1,000,000      1,088,906       1,115,311
  7.500%, 11/15/2024                           $4,000,000      3,854,063       4,385,000
  6.875%, 8/15/2025                            $1,000,000      1,011,875       1,029,061
                                                            ------------    ------------
  TOTAL US GOVERNMENT OBLIGATIONS                             15,599,790      17,663,435
                                                            ------------    ------------





US Government Agency Obligations   42.52%
Government National Mortgage Association I
  Modified Pass-Through Certificates
  7.500%, 5/15/2022                            $9,744,628      9,657,945       9,810,589
  7.500%, 7/15/2023                              $956,240        902,451         962,454
  7.500%, 11/15/2023                             $966,791        914,071         973,074
  7.000%, 5/15/2023                            $1,436,734      1,329,877       1,414,233
  7.000%, 2/15/2024                            $2,905,672      2,608,749       2,857,493
                                                            ------------    ------------
  TOTAL US GOVERNMENT AGENCY OBLIGATIONS                      15,413,093      16,017,843
                                                            ------------    ------------
TOTAL FIXED INCOME SECURITIES                                 31,012,883      33,681,278
                                                            ------------    ------------
SHORT-TERM INVESTMENTS --
     REPURCHASE AGREEMENTS 10.59%
Repurchase Agreement with State Street Bank &
   Trust Co dated  8/31/1995 due 9/1/1995 at
   5.750%,  repurchased  at $3,990,637
   (Collateralized by US Treasury Bonds due
   5/15/2016 at 7.250%,
   value $4,081,126)                           $3,990,000      3,990,000       3,990,000
                                                            ------------    ------------
TOTAL INVESTMENT SECURITIES   100.00%@                      $35,002,883#     $37,671,278
                                                            ============    ============

^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

** Security is a payment-in-kind (PIK) bond.  PIK bonds may make interest payments in additional securities.

*  Security is non-income producing.

@@ Security has no market value at August 31, 1995.

@  Percentages are expressed in relation to total investment value.

#  Also represents cost for income tax purposes.

^  The following are restricted securities at August 31, 1995:





                                                                                Value as
                                              Acquisition    Acquisition            % of
Description                                         Dates           Cost      Net Assets
-------------------------------------------------------------------------------------------------------------
High Yield Fund
BCP/Essex Holdings, 15%, Series A, Cum
   Redeemable Exchangable Pfd                     5/26/95     $1,524,820           0.55%
Benedek Broadcasting, Sr Notes, 11.875%,
   3/1/2005                                      3/3/95 -
                                                  3/13/95      4,005,000            1.45
Calmar Inc, Sr Sub Notes, 11.500%, 8/15/2005     8/3/95 -
                                                  8/14/95      2,000,000            0.70
Granite Broadcasting, Sr Sub Notes, Series A    5/12/95 -
   10.375%, 5/15/2005                             7/31/95     $4,000,000            1.41
Gulf States Steel Acquisition, Units            4/12/95 -
                                                  4/13/95      1,475,000            0.49
Harvard Industries, Sr Notes, 11.125%,
   8/1/2005                                       7/25/95      3,000,000            1.05
IntelCom Group USA, Units                         5/25/95      2,279,026            0.83
Marcus Cable LP/Marcus Cable Capital II,
  Sr Sub Gtd Discount Step-Up Notes,             6/2/95 -
   Zero Coupon, 12/15/2005                        7/31/95      3,721,366            1.35
Peoples Telephone, Sr Notes, 12.250%,
   7/15/2002                                    7/12/95 -
                                                  7/14/95      2,000,000            0.70
                                                                              ----------
                                                                                   8.53%
                                                                              ==========
Select Income Fund
Benedek Broadcasting, Sr Notes, 11.875%,
   3/1/2005                                      3/6/95 -
                                                  6/29/95     $3,175,875           1.50%
Granite Broadcasting, Sr Sub Notes, Series A
   10.375%, 5/15/2005                             5/15/95      1,500,000            0.70
                                                                              ----------
                                                                                   2.20%
                                                                              ==========

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Statement of Assets and Liabilities
August 31, 1995

                                                                                        U.S.
                                          High          Select     Short-Term     Government
                                         Yield          Income           Bond     Securities
                                          Fund            Fund           Fund           Fund
                                --------------  -------------- --------------  -------------
ASSETS
Investment Securities:
  At Cost~                        $275,665,369   $ 206,486,505    $ 8,961,971    $35,002,883
                                ==============  ============== ==============  =============
  At Value~                       $277,479,537   $ 212,804,949    $ 8,902,022    $37,671,278
Cash                                 1,981,688          22,275          4,407        114,306
Receivables:
  Investment Securities Sold         9,285,089               0              0              0
  Fund Shares Sold                     400,797         972,272          2,737         96,385
  Dividends and Interest             6,661,405       3,156,530         77,172        230,508
Prepaid Expenses and Other Assets       44,705          24,978          9,424         12,786
                                --------------  -------------- --------------  -------------
TOTAL ASSETS                       295,853,221     216,981,004     8,995,762      38,125,263
                                --------------  -------------- --------------  -------------
LIABILITIES
Payables:
  Distributions to Shareholders        311,584         117,445          1,399         10,469
  Investment Securities Purchased    5,993,899          97,687              0              0
  Fund Shares Repurchased              508,626         113,643          4,213         15,386
Accrued Distribution Expenses           64,203          44,409          1,874          7,886
Accrued Expenses and Other Payables     16,314          10,627          8,777          4,285
                                --------------  -------------- --------------  -------------
TOTAL LIABILITIES                    6,894,626         383,811         16,263         38,026
                                --------------  -------------- --------------  -------------
Net Assets at Value               $288,958,595   $ 216,597,193    $ 8,979,499    $38,087,237
                                ==============  ============== ==============  =============
NET ASSETS
Paid-in Capital*                  $299,532,777   $ 211,317,604    $9,327,275     $36,499,612
Accumulated Undistributed
   Net Realized Loss on
   Investment Securities          (12,388,350)     (1,038,855)      (287,827)    (1,080,770)
Net Appreciation (Depreciation)
   of Investment Securities          1,814,168       6,318,444       (59,949)      2,668,395
                                --------------  -------------- --------------  -------------
Net Assets at Value               $288,958,595   $ 216,597,193    $ 8,979,499    $38,087,237
                                ==============  ============== ==============  =============
Shares Outstanding                  42,906,084      33,114,062        940,823      5,087,622
Net Asset Value, Offering and
   Redemption Price per Share            $6.73           $6.54          $9.54         $ 7.49
                                --------------  -------------- --------------  -------------

~  Investment securities  at cost and value at August 31, 1995 include repurchase agreements of $1,885,000 and $3,990,000 for the Short-Term Bond and U.S. Government Securities Funds,
   respectively.

*  The Fund has 600  million authorized shares of common stock, par value of $0.01 per share.
   Of such  shares,  100 million  have been  allocated to each individual Fund.

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Statement of Operations
Year Ended August 31, 1995

                                                                                        U.S.
                                          High          Select     Short-Term     Government
                                         Yield          Income           Bond     Securities
                                          Fund            Fund           Fund           Fund
                                --------------  -------------- --------------  -------------
INVESTMENT INCOME
INCOME
Dividends                              $67,813              $0             $0             $0
Interest                            28,370,823      14,412,190       563,400       2,893,185
                                --------------  -------------- --------------  -------------
  TOTAL INCOME                      28,438,636      14,412,190        563,400      2,893,185
                                --------------  -------------- --------------  -------------
EXPENSES
Investment Advisory Fees             1,290,879         946,146         43,277        219,925
Distribution Expenses                  645,827         430,066         21,638         99,966
Transfer Agent Fees                    555,664         518,379         47,595        177,310
Administrative Fees                     48,750          35,804         11,298         15,998
Custodian Fees and Expenses             18,163          13,776          2,731          5,659
Directors' Fees and Expenses            23,505          17,051          6,870          9,343
Professional Fees and Expenses          28,948          24,519         12,417         17,588
Registration Fees and Expenses          69,364          40,414         23,081         30,375
Reports to Shareholders                 74,154          57,394          7,517         21,624
Other Expenses                          18,007          13,444          4,194          4,484
                                --------------  -------------- --------------  -------------
  TOTAL EXPENSES                     2,773,261       2,096,993        180,618        602,272
Fees and Expenses Absorbed by
   Investment Adviser                (190,198)       (376,933)      (140,964)      (202,319)
                                --------------  -------------- --------------  -------------
   NET EXPENSES                      2,583,063       1,720,060         39,654        399,953
                                --------------  -------------- --------------  -------------
NET INVESTMENT INCOME               25,855,573      12,692,130        523,746      2,493,232
                                --------------  -------------- --------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on
   Investment Securities           (9,175,919)       1,099,163        (7,117)      (408,402)
Change in Net Appreciation of
   Investment Securities            13,064,414      10,684,511         89,746      3,021,667
                                --------------  -------------- --------------  -------------
NET GAIN ON INVESTMENT SECURITIES    3,888,495      11,783,674         82,629      2,613,265
                                --------------  -------------- --------------  -------------
Net Increase in Net Assets
   from Operations                 $29,744,068    $ 24,475,804       $606,375    $ 5,106,497
                                ==============  ============== ==============  =============

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Statement of Changes in Net Assets
Year Ended August 31

                                               High Yield Fund            Select Income Fund
                                          1995            1994           1995           1994
                                --------------  -------------- --------------  -------------
OPERATIONS
Net Investment Income              $25,855,573     $23,854,164   $ 12,692,130    $10,499,197
Net Realized Gain (Loss) on
   Investment Securities           (9,175,919)     (2,011,785)      1,099,163    (1,608,909)
Change in Net Appreciation
   (Depreciation) of
   Investment Securities            13,064,414    (20,602,555)     10,684,511    (7,715,299)
                                --------------  -------------- --------------  -------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                       29,744,068       1,239,824     24,475,804      1,174,989
                                --------------  -------------- --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income             (25,855,573)    (23,854,164)   (12,692,130)   (10,499,313)
In Excess of Net Investment Income           0               0      (120,083)              0
Net Realized Gain on Investment
   Securities                                0               0              0    (2,086,344)
In Excess of Net Realized Gain on
   Investment Securities           (1,057,760)               0              0    (2,283,516)
                                --------------  -------------- --------------  -------------
TOTAL DISTRIBUTIONS               (26,913,333)    (23,854,164)   (12,812,213)   (14,869,173)
                                --------------  -------------- --------------  -------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares      369,650,883     393,566,409    168,255,492     89,568,106
Reinvestment of Distributions       22,047,381      17,297,182     11,346,504     12,731,158
                                --------------  -------------- --------------  -------------
                                   391,698,264     410,863,591    179,601,996    102,299,264
Amounts Paid for Repurchases
   of Shares                     (349,343,198)   (453,421,671)  (113,005,592)  (109,048,165)
                                --------------  -------------- --------------  -------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM FUND SHARE
   TRANSACTIONS                     42,355,066    (42,558,080)     66,596,404    (6,748,901)
                                --------------  -------------- --------------  -------------
Total Increase (Decrease)
   in Net Assets                    45,185,801    (65,172,420)     78,259,995   (20,443,085)
NET ASSETS
Beginning of Period                243,772,794     308,945,214    138,337,198    158,780,283
                                --------------  -------------- --------------  -------------
End of Period                     $288,958,595   $ 243,772,794  $ 216,597,193   $138,337,198
                                ==============  ============== ==============  =============
Accumulated Undistributed Net
   Investment Income Included in
   Net Assets at End of Period             $ 0              $0             $0             $0

                   -------------------------------------------------------------




FUND SHARE TRANSACTIONS
Shares Sold                         56,172,989      55,009,097     26,867,635     13,786,356
Shares Issued from Reinvestment
   of Distributions                  3,348,656       2,432,595      1,806,508      1,961,637
                                --------------  -------------- --------------  -------------
                                    59,521,645      57,441,692     28,674,143     15,747,993
Shares Repurchased                (52,832,960)    (63,431,573)   (17,930,852)   (16,727,058)
                                --------------  -------------- --------------  -------------
Net Increase (Decrease)
   in Fund Shares                    6,688,685     (5,989,881)     10,743,291      (979,065)
                                ==============  ============== ==============  =============

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Statement of Changes in Net Assets (Continued)

                                                    Short-Term               U.S. Government
                                                     Bond Fund               Securities Fund
                                          Year          Period
                                         Ended           Ended
                                     August 31       August 31        Year Ended August 31
                                --------------  -------------- --------------  -------------
                                          1995            1994           1995           1994
                                                      (Note 1)
OPERATIONS
Net Investment Income                 $523,746       $ 351,973     $2,493,232     $1,803,728
Net Realized Loss on Investment
   Securities                          (7,117)       (287,314)      (408,402)      (655,475)
Change in Net Appreciation
  (Depreciation)
  of Investment Securities              89,746       (149,695)     3,021,667     (3,406,957)
                                --------------  -------------- --------------  -------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS               606,375        (85,036)      5,106,497    (2,258,704)
                                --------------  -------------- --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                (523,746)       (343,093)    (2,493,232)    (1,803,728)
In Excess of Net Investment Income     (2,276)               0       (19,177)              0
Net Realized Gain on Investment
   Securities                                0               0              0      (689,815)
                                --------------  -------------- --------------  -------------
TOTAL DISTRIBUTIONS                  (526,022)       (343,093)    (2,512,409)    (2,493,543)
                                --------------  -------------- --------------  -------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares       14,790,698      23,726,787     75,656,494     58,224,960
Reinvestment of Distributions          487,634        309,681       2,314,765      2,221,390
                                --------------  -------------- --------------  -------------
                                    15,278,332      24,036,468     77,971,259     60,446,350
Amounts Paid for Repurchases
  of Shares                       (14,257,062)    (15,730,463)   (79,217,928)   (55,344,956)
                                --------------  -------------- --------------  -------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM FUND SHARE
  TRANSACTIONS                       1,021,270      8,306,005     (1,246,669)      5,101,394
                                --------------  -------------- --------------  -------------
Total Increase  in Net Assets        1,101,623      7,877,876       1,347,419        349,147
NET ASSETS
Beginning of Period                  7,877,876               0     36,739,818     36,390,671
                                --------------  -------------- --------------  -------------
End of Period                       $8,979,499      $7,877,876   $ 38,087,237    $36,739,818
                                ==============  ============== ==============  =============
Accumulated Undistributed Net
   Investment Income Included in
   Net Assets at End of Period             $ 0            $169             $0             $0

                  --------------------------------------------------------------




FUND SHARE TRANSACTIONS
Shares Sold                          1,565,933       2,419,269     10,741,553      7,747,289
Shares Issued from Reinvestment
   of Distributions                     51,720          32,201        323,737        291,897
                                --------------  -------------- --------------  -------------
                                     1,617,653       2,451,470     11,065,290      8,039,186
Shares Repurchased                 (1,509,685)     (1,618,615)   (11,155,172)    (7,306,328)
                                --------------  -------------- --------------  -------------
Net Increase (Decrease) in
   Fund Shares                         107,968         832,855       (89,882)        732,858
                                ==============  ============== ==============  =============

See Notes to Financial Statements

INVESCO Income Funds, Inc.
Notes to Financial Statements
     NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Income Funds, Inc. (the "Fund"), a Maryland Corporation, consists of four separate funds: High Yield Fund, Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. Investment operations of Short-Term Bond Fund commenced on September 30, 1993. The High Yield, Select Income and U.S. Government Securities Funds' fiscal year-ends were changed from December 31 to August 31 in 1993.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATION -Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from dealers making a market for such securities.
      Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sale price in the market where such securities are primarily traded. If last sale prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
      If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
      Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
      Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
      The High Yield Fund invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
      Restricted securities held by the High Yield and Select Income Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of a security which the Funds seek to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
D. FEDERAL AND STATE TAXES -- The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At August 31, 1995, Short-Term Bond and U.S. Government Securities Funds had $64 and $72,920, respectively, in net capital loss carryovers which expire in the year 2002. At August 31, 1995, High Yield, Short-Term Bond and U.S. Government Securities Funds had $6,030,690, $285,487 and $1,007,850, respectively, in net capital loss carryovers which expire in the year 2003.
      High Yield, Select Income and Short-Term Bond Funds incurred and elected to defer post-October 31 net capital losses of $6,306,551, $2,019,088 and $2,340, respectively, to the year ended August 31, 1996. To the extent future capital gains are offset by capital loss carryovers and deferred post-October 31 losses, such gains will not be distributed to shareholders.

      Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Reinvestment of dividends is effected at the month-end net asset value. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.
    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, foreign currency transactions, nontaxable dividends, net operating losses and expiring capital loss carryforwards.
      During the year ended August 31, 1995, the effect of such differences on accumulated undistributed net investment income, accumulated undistributed net realized gain on investment securities and paid-in-capital were as follows:

                                               Accumulated
                               Accumulated   Undistributed
                             Undistributed    Net Realized
                                       Net         Gain on
                                Investment      Investment        Paid-in
Fund                                Income      Securities        Capital
-------------------------------------------------------------------------------
Select Income Fund                $120,083      $(120,083)             $0
Short-Term Bond Fund                 2,107         (2,107)              0
U.S. Government Securities Fund     19,177         (9,072)       (10,105)

Net investment income and net assets were not affected.

F. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                           AVERAGE NET ASSETS
                   ------------------------------------------------------
                                   $0 to    $300 Million           Over
                                    $300         to $500           $500
Fund                             Million         Million        Million
-------------------------------------------------------------------------
High Yield Fund                    0.50%          0.40%          0.30%
Select Income Fund                 0.55%          0.45%          0.35%
Short-Term Bond Fund               0.50%          0.40%          0.30%
U.S. Government Securities Fund    0.55%          0.45%          0.35%

   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

   A plan of  distribution  pursuant  to Rule  12b-1  of the  Act  provides  for reimbursement of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of average annual net assets. Amounts accrued by High Yield, Select Income and U.S. Government Securities Funds are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. Amounts accrued by the Short-Term Bond Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twenty-four-month period ending September 30, 1995, and for a rolling twelve-month period thereafter. For the year ended August 31, 1995, High Yield, Select Income, Short-Term Bond and U.S. Government Securities Funds paid the Distributor $632,966, $414,844, $21,481, and $100,084, respectively, for reimbursement of expenses incurred.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by each Fund. NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                          Purchases         Sales
---------------------------------------------------------------
High Yield Fund            $515,240,541  $483,536,430
Select Income Fund          279,945,151   264,923,865
Short-Term Bond Fund            269,250     1,547,775

   For the year ended August 31, 1995, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Fund                                Purchases         Sales
---------------------------------------------------------------
High Yield Fund                    $3,039,844    $3,059,063
Select Income Fund                 80,956,786    29,715,160
Short-Term Bond Fund                4,483,474     3,022,620
U.S. Government Securities Fund    34,593,811    38,496,908

NOTE 4 -- APPRECIATION AND DEPRECIATION. At August 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                    Net
                                     Gross         Gross   Appreciation
Fund                          Appreciation  Depreciation  (Depreciation)
------------------------------------------------------------------------
High Yield Fund                 $5,570,222    $3,807,154     $1,763,668
Select Income Fund               6,850,467       532,023      6,318,444
Short-Term Bond Fund                20,046        79,995       (59,949)
U.S. Government Securities Fund  2,668,395             0      2,668,395

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
   The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.
   Pension expenses for the year ended August 31, 1995, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in prepaid expenses and accrued expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                             Unfunded
                                Pension       Accrued      Pension
Fund                           Expenses Pension Costs    Liability
-------------------------------------------------------------------------------
High Yield Fund                  $5,438        $8,725      $14,163
Select Income Fund                3,056         4,903        7,959
Short-Term Bond Fund                182           293          475
U.S. Government Securities Fund     785         1,260        2,045

INVESCO Income Funds, Inc.
Financial Highlights
(For a Fund Share Outstanding throughout Each Period)

                                                        Period
                                                         Ended
                                Year Ended August 31   August 31       Year Ended December 31
                              -----------------------  ---------  -----------------------------
                                      1995      1994      1993        1992       1991      1990
                                                        (Note 1)
                           High Yield Fund

PER SHARE DATA
Net Asset Value --
   Beginning of Period              $ 6.73     $7.32     $6.97     $6.66      $6.00     $7.16
                              -----------------------  ---------  ---------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                 0.66      0.62      0.39      0.64       0.70      0.83
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)     0.03    (0.59)      0.36      0.30       0.64    (1.14)
                              -----------------------  ---------  ---------------------------------
Total from Investment Operations      0.69      0.03      0.75      0.94       1.34    (0.31)
                              -----------------------  ---------  ---------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income  0.66      0.62     0.40       0.63       0.68      0.85
Distributions from Capital Gains      0.00      0.00      0.00      0.00       0.00      0.00
In Excess of Capital Gains            0.03      0.00      0.00      0.00       0.00      0.00
                              -----------------------  ---------  ---------------------------------
Total Distributions                   0.69      0.62      0.40      0.63       0.68      0.85
                              -----------------------  ---------  ---------------------------------
Net Asset Value -- End of Period     $6.73     $6.73    $ 7.32     $6.97      $6.66     $6.00
                              =======================  =========  =================================

TOTAL RETURN                        11.12%     0.37%   11.01%*    14.53%     23.51%   (4.57%)

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                 $288,959  $243,773  $308,945  $212,172    $99,103   $40,380
Ratio of Expenses to Average
   Net Assets#                       1.00%     0.97%    0.97%~     1.00%      1.05%     0.94%
Ratio of Net Investment Income
   to Average Net Assets#           10.01%     8.70%    8.28%~     9.29%     10.57%    12.57%
Portfolio Turnover Rate               201%      195%      45%*      120%        64%       28%

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.07% and 0.98%, respectively, and ratio of net investment income to average net assets would have been 9.94% and 8.69%, respectively.

~  Annualized

INVESCO Income Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding throughout Each Period)

                                                        Period
                                                         Ended
                                Year Ended August 31   August 31    Year Ended December 31
                              -----------------------  ---------  -----------------------------
                                      1995      1994      1993      1992       1991      1990
                                    (Note 1)
                        Select Income Fund
PER SHARE DATA
Net Asset Value --
  Beginning of Period                $6.18     $6.80     $6.53     $6.50      $5.96     $6.26
                              -----------------------  ---------  -----------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                 0.47      0.47      0.33      0.52       0.53      0.59
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)     0.36    (0.43)      0.27      0.13       0.53    (0.30)
                              -----------------------  ---------  -----------------------------
Total from Investment Operations      0.83      0.04      0.60      0.65       1.06      0.29
                              -----------------------  ---------  -----------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+ 0.47      0.47      0.33      0.52       0.52      0.59
Distributions from Capital Gains      0.00      0.09      0.00      0.10       0.00      0.00
In Excess of Capital Gains            0.00      0.10      0.00      0.00       0.00      0.00
                              -----------------------  ---------  -----------------------------
Total Distributions                   0.47      0.66      0.33      0.62       0.52      0.59
                              -----------------------  ---------  -----------------------------
Net Asset Value -- End of Period     $6.54     $6.18    $ 6.80     $6.53      $6.50     $5.96
                              =======================  =========  =============================
TOTAL RETURN                        14.01%     0.47%    9.42%*    10.38%     18.57%     4.86%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                 $216,597 $138,337   $158,780  $123,036    $93,827   $46,423
Ratio of Expenses to
   Average Net Assets#               1.00%     1.11%    1.15%~     1.14%      1.15%     1.01%
Ratio of Net Investment Income to
   Average Net Assets#               7.38%     7.22%    7.40%~     7.97%      8.57%     9.67%
Portfolio Turnover Rate               181%      135%     105%*      178%       117%       38%

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and 1.15%, respectively, and ratio of net investment income to average net assets would have been 7.16% and 7.18%, respectively.

~  Annualized

INVESCO Income Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding throughout Each Period)

                                                Year              Period
                                               Ended               Ended
                                           August 31           August 31
                                          ------------        ------------
                                                1995                1994
                                                                  (Note 1)

                                                    Short-Term Bond Fund
PER SHARE DATA
Net Asset Value -- Beginning of Period        $ 9.46              $10.00
                                          ------------        ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                           0.57                0.47
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)               0.08              (0.54)
                                          ------------        ------------
Total from Investment Operations                0.65              (0.07)
                                          ------------        ------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+           0.57                0.47
                                          ------------        ------------
Net Asset Value -- End of Period               $9.54               $9.46
                                          ============        ============

TOTAL RETURN                                   7.16%            (0.72%)*

RATIOS
Net Assets -- End of Period ($000 Omitted)    $8,979              $7,878
Ratio of Expenses to Average Net Assets#       0.46%              0.46%~
Ratio of Net Investment Income to
   Average Net Assets#                         6.05%              5.50%~
Portfolio Turnover Rate                          68%               169%*

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended August 31, 1995 and for the period ended August 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.09% and 2.04% (annualized), respectively, and ratio of net investment income to average net assets would have been 4.42% and 3.92% (annualized), respectively.

~  Annualized

INVESCO Income Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding throughout Each Period)

                                                        Period
                                                         Ended
                                Year Ended August 31   August 31     Year Ended December 31
                              -----------------------  ---------  -----------------------------
                                      1995      1994      1993      1992       1991      1990
                                                        (Note 1)

                   U.S. Government Securities Portfolio

PER SHARE DATA
Net Asset Value --
   Beginning of Period               $7.10     $8.19     $7.61      $7.65      $7.09     $7.14
                              -----------------------  ---------  -----------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                 0.45      0.41      0.28      0.46       0.48      0.53
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)     0.39    (0.93)      0.58    (0.04)       0.57    (0.05)
                              -----------------------  ---------  -----------------------------
Total from Investment Operations      0.84    (0.52)     0.86       0.42       1.05      0.48
                              -----------------------  ---------  -----------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+ 0.45      0.41     0.28       0.46       0.49      0.53
Distributions from Capital Gains      0.00      0.16      0.00      0.00       0.00      0.00
                              -----------------------  ---------  -----------------------------
Total Distributions                   0.45      0.57      0.28      0.46       0.49      0.53
                              -----------------------  ---------  -----------------------------
Net Asset Value -- End of Period     $7.49     $7.10   $ 8.19      $7.61      $7.65     $7.09
                              =======================  =========  =============================

TOTAL RETURN                        12.37%   (6.53%)   11.61%*     5.68%     15.56%     7.23%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                  $38,087   $36,740   $36,391   $35,799    $29,229   $21,247
Ratio of Expenses to Average
   Net Assets#                       1.00%     1.32%    1.40%~     1.27%      1.27%     1.07%
Ratio of Net Investment Income to
   Average Net Assets#               6.24%     5.46%    5.36%~     6.08%      6.78%     7.58%
Portfolio Turnover Rate                99%       95%     100%*      115%        67%       38%

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended August 31, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been
   1.51% and 1.42%, respectively, and ratio of net investment income to average net assets would have been 5.73% and 5.36%, respectively.

~  Annualized

Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Income Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Fund, Select Income Fund, Short-Term Bond Fund and U.S. Government Securities Fund (constituting INVESCO Income Funds, Inc., hereafter referred to as the "Fund") at August 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Denver, Colorado
October 2, 1995

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information,

Call toll-free:  1-800-525-8085

To reach PAL(r):, your 24-hour Personal Account
Line, call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc., Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.